SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549



                       FORM 8-K

                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE
            SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) July 6,
1995

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement dated as of June 1, 1995 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1995-S9)



       Residential Funding Mortgage Securities I, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE            33-54227           75-2006294
(State or other   (Commission        (I.R.S. employer
jurisdiction      file number)       identification no)
of incorporation)




8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN
(Address of principal executive offices)     55437
                                           (Zip code)


Registrant's telephone number, including area code
(612) 832-7000




(Former name or former address, if changed since last report)



Item 7.   Financial Statements, Pro Forma Financial
Information and Exhibits.

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits

          1. Pooling and Servicing Agreement, dated as of June 1, 1995 among Residential Funding Mortgage
Securities I, Inc., as company, Residential Funding
Corporation, as master servicer, and Bankers Trust
Company, as trustee.





                      SIGNATURES



          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.



By:       /s/Diane S. Wold
Name:   Diane S. Wold
Title:  Vice President


Dated:  July 6, 1995